UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (date of earliest event reported): April 9, 2003

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

          Maryland            Commission File Number:            95-2635431
          --------                    1-8383                     ----------
(State or other jurisdiction                                  (I.R.S. Employer
      of incorporation)                                        Identification)


                10050 Bandley Drive, Cupertino, California 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)




--------------------------------------------------------------------------------

Mission West Properties, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated April 9, 2003, filed with the Securities and Exchange Commission on April 23, 2003, to amend Item 7 in its entirety to include required financial statements, pro forma information, additional required information and certain exhibits.

Certain responses to the items in this Amendment to Current Report contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the Company's future operating results for the acquired properties, and other factors detailed in the Company's registration statements, and periodic filings with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial statements and additional information specified by Rule 3-14 of Regulation S-X.

     (1) Historical Summary of Gross Income and Direct Operating Expenses of the San Tomas Technology Park for the three months ended March 31, 2003 (unaudited) and for the year ended December 31, 2002.

     (2)  Additional Information.

               The San Tomas Technology Park (the "Property") is located in the portion of the San Francisco Bay Area known as "Silicon Valley." All the Company's R&D properties are located in the Silicon Valley, and the Company's management considered current rental and occupancy rates, competition, operating expenses and other relevent factors in making the Company's decision to acquire the Property. Financial information about the Property is set forth in the Current Report on Form 8-K dated April 9, 2003 (the "Initial Report") and in this Amendment to Current Report.

               After reasonable inquiry, the Company is not aware of any material factors relating to the Property other than those discussed in the Initial Report, the financial information provided in response to Item 7 in this Amendment to Current Report, and information disclosed in periodic reports filed by the Company with the Securities and Exchange Commission, that would cause the reported financial information for the Property not to be necessarily indicative of future operating results.

(b)  Pro Forma Financial Information.

     Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2003 (unaudited).

     Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2003 (unaudited) and for the year ended December 31, 2002 (unaudited).

(c)  Exhibits.


Exhibit No.                Description
-----------                -------------------------------
10.44                      Agreement of Purchase and Sale*
23.1                       Consent of Ernst & Young LLP


----------------------------------------
*Previously filed as an exhibit to Current Report on Form 8-K, dated April 9, 2003.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MISSION WEST PROPERTIES, INC.

Date: June 20, 2003                     By: /s/ Wayne N. Pham
                                        ---------------------------------------
                                        Wayne N. Pham
                                        Vice President of Finance and Controller

                        Report of Independent Accountants

The Board of Directors and Stockholders of
Mission West Properties, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the "Statement") of the San Tomas Technology Park (the "Property") for the year ended December 31, 2002. This Statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for the inclusion in the current report on Form 8-K/A of Mission West Properties, Inc. dated April 9, 2003) as described in Note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement referred to above presents fairly, in all material aspects, the gross income and direct operating expenses (as described in Note
2), of the Property for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

                                                                   June 16, 2003

                            SAN TOMAS TECHNOLOGY PARK
        HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES
                             (Dollars in thousands)


                                            For the three months ended     For the year ended
                                                  March 31, 2003            December 31, 2002
                                            --------------------------  -------------------------
                                                   (Unaudited)
Revenues:
   Rental revenues from real estate                   $3,691                   $14,682
   Tenant reimbursements                                 310                     1,951
                                            -------------------------  -------------------------
        Total revenues                                 4,001                    16,633
                                            -------------------------  -------------------------

Expenses:
   Operating expenses                                    165                       587
   Bad debt expense                                        -                       315
   Real estate taxes                                     180                     1,676
                                            -------------------------  -------------------------
       Total expenses                                    345                     2,578
                                            -------------------------  -------------------------

Gross income in excess of direct operating
expenses                                              $3,656                   $14,055
                                            =========================  =========================



        The accompanying notes are an integral part of these statements.

                           SAN TOMAS TECHNOLOGY PARK
  NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES
                             (Dollars in thousands)


1.   PROPERTY DESCRIPTION

     The accompanying Historical Summary of Gross Income and Direct Operating Expenses (the "Statement") include the operations of the San Tomas Technology Park (the "Property"). On April 9, 2003, the Property was acquired by Mission West Properties, Inc. (the "Company") from an unrelated party for a purchase price of $110,000 (unaudited). The Property is located in Santa Clara, California, which is in the "Silicon Valley." The Property consists of seven office buildings and aggregates approximately 625,000 net rentable square feet (unaudited).

2.   BASIS OF ACCOUNTING

     The Statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, this Statement and certain historical expenses are not comparable to the operations of the Property after the acquisition, including but not limited to, corporate expenses, certain owner occupant expenses, interest, amortization, depreciation, and certain other costs not directly related to the future operations of the Property. Also excluded are management fees, which are not applicable in the future operations of the Property, because the Property will be managed by the Company's employees. Management is not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results.

3.   SIGNIFICANT ACCOUNTING POLICIES

     Rental Revenue Recognition:

     Rental revenue is recognized on the straight-line method of accounting required by accounting principles generally accepted in the United States of America ("GAAP") under which contractual rent payment increases are recognized evenly over the lease term. The excess of recognized rental revenue over rental cash receipts is recorded as deferred rent. The impact of the straight-line rent adjustment increased revenue by approximately $142 and $596 for the three months ended March 31, 2003 (unaudited) and for the year ended December 31, 2002, respectively. Certain lease agreements contain terms that provide for additional rents based on reimbursement of certain costs. These additional rents are reflected on the accrual basis. All rental revenue applicable to each tenant was recognized under the straight-line method of accounting with the exception of two tenants who terminated their lease early, which were recognized on a cash basis (see Subsequent Event under Note 5).

     Unaudited Interim Information:

     The Statement for the three months ended March 31, 2003 is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such Statement (in accordance with the Basis of Accounting as described in Note 2) have been included. The results of operations are not necessarily indicative of the Property's future results of operations.

     Use of estimates:

     The preparation of financial statements in conformity with GAAP requires management to make certain estimates, judgments and assumptions that affect the reported amounts of revenues and expenses during the reported period. Actual results may differ from those estimates under different assumptions or conditions.

4.   FUTURE MINIMUM RENTS

     The office buildings on the Property are leased to a total of four tenants representing 90% of the rentable square footage as of April 9, 2003. All of the leases are triple net operating leases with initial terms extending to the year 2010. Excluding the lease to Auspex Systems, Inc, ("Auspex")(see
     Note 5), total minimum annual lease payments due on a cash basis under the other non-cancelable operating leases in effect as of April 9, 2003 (unaudited), excluding tenant reimbursements of expenses, for the remainder of 2003 and annually thereafter are as follows:

        2003  (4/9/03 - 12/31/03)                                  $ 7,272
        2004                                                        10,338
        2005                                                         9,825
        2006                                                         9,614
        2007                                                         9,738
        2008                                                         5,837
       Thereafter                                                    3,081
                                                               ------------
          Total                                                    $55,705
                                                               ============


5.   SUBSEQUENT EVENT

     In April 2003, prior to the Company's acquisition of the San Tomas Technology Park, Turnstone Systems, Inc. ("Turnstone") terminated its lease agreement with the previous owner. The cash rent received from Turnstone for the year ended December 31, 2002 and for the three months ended March 31, 2003 is $3,832 and $974, respectively. The future minimum rents in Note 4 above do not include rent from that lease.

     On April 22, 2003, Auspex, which leases approximately 98,000 rentable square feet at the San Tomas Technology Park, filed a petition under Chapter 11 of the Bankruptcy Code. Under the bankruptcy laws, this tenant may have the right to reject its lease for these premises and the Company's claim for rent will be limited to the greater of one year or 15% of the total amount owing under the lease upon default, but not to exceed three years of the remaining term of the lease following the earlier of the petition filing date or the date on which the Company gains repossession of the property, as well as any rent that was unpaid on the earlier of those dates. Prior to the bankruptcy filing, all amounts due to the Company from Auspex were current (unaudited). Auspex is in the process of selling its assets, and management believes that Auspex will reject its lease obligation following the sale of its assets, which should take place in the next 30-90 days. The cash rent received from Auspex for the year ended December 31, 2002 and for the three months ended March 31, 2003 is $1,580 and $399, respectively. Excluding the Auspex lease, the occupancy rate for the Property at April 9, 2003 would have been 74%. The future minimum rents in Note 4 above do not include rent from that lease.

                          MISSION WEST PROPERTIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2003
                                   (Unaudited)

The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet of Mission West Properties, Inc. (the "Company") is presented as if the acquisition of the San Tomas Technology Park (the "Property"), which occurred subsequent to March 31, 2003, had been consummated on March 31, 2003.

Such pro forma information is based on the historical consolidated balance sheet of the Company as of that date, giving effect to the transaction described above. This unaudited Pro Forma Condensed Consolidated financial information should be read in conjunction with the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (unaudited) (SEC File No. 1-8383, Form 10-Q, dated May 14, 2003). In management's opinion, all adjustments necessary to reflect the above transaction have been made.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming the above transaction had been consummated on March 31, 2003 nor does it purport to represent the future financial position of the Company.

                          MISSION WEST PROPERTIES, INC
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                (Dollars in thousands, except per share amounts)
                                   (Unaudited)
                                    ---------

                                                     Mission West         Acquisition of
                                                    Properties, Inc.        San Tomas                   Pro Forma
                                                   March 31, 2003 (A)   Technology Park (B)            March 31, 2003
                                                  -------------------- --------------------        ---------------------
     ASSETS

Real estate assets, at cost
    Land                                                 $234,707             $ 46,411     (C)          $  281,118
    Buildings and improvements                            727,135               63,601     (C)             790,736
                                                  -------------------- --------------------        ---------------------
       Total investments in properties                    961,842              110,012                   1,071,854
    Less accumulated depreciation                         (71,123)                   -                     (71,123)
                                                  -------------------- --------------------        ---------------------
       Net investments in properties                      890,719              110,012                   1,000,731
    Investments in unconsolidated joint venture             2,037                    -                       2,037
                                                  -------------------- --------------------        ---------------------
    Net investments in real estate assets                 892,756              110,012                   1,002,768
Cash and cash equivalents                                   2,721                    -                       2,721
Deferred rent                                              17,245                    -                      17,245
Other assets                                               16,855                    -                      16,855
                                                  -------------------- --------------------        ---------------------
       Total assets                                      $929,577             $110,012                  $1,039,589
                                                  ==================== ====================        =====================
     LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Line of credit (related parties)                     $     26                    -             $            26
    Revolving line of credit                                    -            $  29,229     (D)              29,229
    Mortgage notes payable                                223,586               80,000     (D)             303,586
    Mortgage notes payable (related parties)               11,001                    -                      11,001
    Interest payable                                          337                    -                         337
    Security deposits                                      10,398                  223     (E)              10,621
    Prepaid rental income                                  13,892                  560     (F)              14,452
    Dividend/distribution payable                          24,996                    -                      24,996
    Accounts payable and accrued expenses                   4,819                    -                       4,819
                                                  -------------------- --------------------        ---------------------
       Total liabilities                                  289,055              110,012                     399,067


Minority interests                                        528,288                    -                     528,288

Stockholders' equity:
    Preferred stock, $.001 par value, 20,000,000
       shares authorized, none issued and outstanding           -                    -                           -
    Common stock, $.001 par value, 200,000,000
       shares authorized, 17,653,691 and 17,487,329
       shares issued and outstanding at March 31, 2003
       and December 31, 2002, respectively                     18                    -                          18
    Paid-in-capital                                       129,911                    -                      129,911
    Accumulated deficit/profit                            (17,695)                   -                      (17,695)
                                                  -------------------- --------------------        ---------------------
       Total stockholders' equity                         112,234                    -                      112,234
                                                  -------------------- --------------------        ---------------------
       Total liabilities and stockholders' equity        $929,577             $110,012                   $1,039,589
                                                  ==================== ====================        =====================


        The accompanying notes are an integral part of these consolidated financial statements.

                          MISSION WEST PROPERTIES, INC.
                             NOTES TO THE PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2003
                                   (Unaudited)


(A) Reflects the historical consolidated balance sheet of Mission West Properties, Inc. (the "Company") as of March 31, 2003. See the historical consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (unaudited) (SEC File No. 1-8383, dated May 14, 2003).

(B)  Reflects the acquisition of the San Tomas Technology Park (the "Property").

(C) Cost allocation of the Property is based on fair market value as estimated by the Company's management solely for the purpose of this Pro Forma Condensed Consolidated Balance Sheet.

(D) The Company acquired the Property with proceeds from a new $80,000 short-term mortgage note and borrowings under its line of credit with Cupertino National Bank.

(E) Reflects the assumption of security deposits from two tenants at the Property.

(F)  Reflects prepaid rent.

                          MISSION WEST PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (Unaudited)

     The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2003 (unaudited) and for the year ended December 31, 2002 (unaudited) are presented as if the April 9, 2003 acquisition of the San Tomas Technology Park and the related financing had occurred on January 1, 2002.

     These Pro Forma Condensed Consolidated Statements of Operations (unaudited) should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company, reported on the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (SEC File No. 1-8383, Form 10-K, dated March 27, 2003) and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (unaudited) (SEC File No. 1-8383, Form 10-Q, dated May 14, 2003).

     The unaudited Pro Forma Condensed Consolidated financial information prepared by the Company's management is not necessarily indicative of what the actual results of operations would have been for the three months ended March 31, 2003 or for the year ended December 31, 2002, had the previously described transaction actually occurred on January 1, 2002 and the effect thereof carried forward through the three-month period ended March 31, 2003, nor does it purport to present future results of operations of the Company.

                          MISSION WEST PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
                (Dollars in thousands, except per share amounts)
                                   (Unaudited)
                                    --------

                                                                          Acquisition of
                                                   Three months ended       San Tomas
                                                     March 31, 2003      Technology Park                 Pro Forma
                                                  -------------------- --------------------        ---------------------
Revenues:
   Rental revenues from real estate                       $31,431               $3,734     (A)             $35,165
   Tenant reimbursements                                    4,575                  310     (B)               4,885
   Other income, including interest                           735                    -                         735
                                                  -------------------- --------------------        ---------------------
       Total revenues                                      36,741                4,044                      40,785
                                                  -------------------- --------------------        ---------------------

Expenses:
   Operating expenses                                       1,519                  165                       1,684
   Real estate taxes                                        3,075                  180                       3,255
   Depreciation of real estate                              4,563                  398     (D)               4,961
   General and administrative                                 358                    -                         358
   Interest                                                 3,406                  897     (E)               4,303
   Interest (related parties)                                 294                    -                         294
                                                  -------------------- --------------------        ---------------------
       Total expenses                                      13,215                1,640                      14,855
                                                  -------------------- --------------------        ---------------------

Income before minority interests and equity in
   earnings of unconsolidated joint venture                23,526                2,404                      25,930
Equity in earnings of unconsolidated
   joint venture                                              737                    -                         737
                                                  -------------------- --------------------        ---------------------
Income before minority interests                           24,263                2,404                      26,667
Minority interests                                         20,229                2,004     (F)              22,233
                                                  -------------------- --------------------        ---------------------
   Income from continuing operations                        4,034                  400                       4,434
                                                  -------------------- --------------------        ---------------------

Net income to common stockholders                         $ 4,034               $  400                     $ 4,434
                                                  ==================== ====================        =====================
Net income to minority interests                          $20,229               $2,004                     $22,233
                                                  ==================== ====================        =====================
Income per share from continuing operations:
   Basic                                                    $0.23                                            $0.25
                                                  ====================                             =====================
   Diluted                                                  $0.23                                            $0.25
                                                  ====================                             =====================
Net income per share to common stockholders:
   Basic                                                    $0.23                                            $0.25
                                                  ====================                             =====================
   Diluted                                                  $0.23                                            $0.25
                                                  ====================                             =====================
Weighted average number of shares of
   common stock outstanding (basic)                    17,637,260                                       17,637,260
                                                  ====================                             =====================
Weighted average number of shares of
   common stock outstanding (diluted)                  17,695,001                                       17,695,001
                                                  ====================                             =====================


        The accompanying notes are an integral part of these consolidated financial statements.

                          MISSION WEST PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                (Dollars in thousands, except per share amounts)
                                   (Unaudited)
                                    --------

                                                                         Acquisition of
                                                       Year ended           San Tomas
                                                    December 31, 2002    Technology Park                Pro Forma
                                                  -------------------- --------------------        ---------------------
Revenues:
   Rental revenues from real estate                      $129,781              $14,856     (A)            $144,637
   Tenant reimbursements                                   20,097                1,960     (B)              22,057
   Other income, including interest                         4,250                    -                       4,250
                                                  -------------------- --------------------        ---------------------
        Total revenues                                    154,128               16,816                     170,944
                                                  -------------------- --------------------        ---------------------

Expenses:
   Operating expenses                                       9,781                  780     (C)              10,561
   Real estate taxes                                       12,234                1,676                      13,910
   Depreciation of real estate                             17,928                1,590     (D)              19,518
   General and administrative                               1,488                    -                       1,488
   Interest                                                 9,588                4,107     (E)              13,695
   Interest (related parties)                               3,422                    -                       3,422
                                                  -------------------- --------------------        ---------------------
        Total expenses                                     54,441                8,153                      62,594
                                                  -------------------- --------------------        ---------------------

Income before minority interests                           99,687                8,663                     108,350
Minority interests                                         83,251                7,218     (F)              90,469
                                                  -------------------- --------------------        ---------------------
   Income from continuing operations                       16,436                1,445                      17,881
                                                  -------------------- --------------------        ---------------------

Discontinued operations, net minority interests:
Gain from disposal of discontinued operations               1,018                    -                       1,018
Income attributable to discontinued operations                 47                    -                          47
                                                  -------------------- --------------------        ---------------------
   Income from discontinued operations                      1,065                    -                       1,065
                                                  -------------------- --------------------        ---------------------

Net income to common stockholders                        $ 17,501              $ 1,445                    $ 18,946
                                                  ==================== ====================        =====================
Net income to minority interests                         $ 88,576              $ 7,218                    $ 95,794
                                                  ==================== ====================        =====================
Income per share from continuing operations:
   Basic                                                    $0.94                                            $1.03
                                                  ====================                             =====================
   Diluted                                                  $0.92                                            $1.00
                                                  ====================                             =====================
Income per share from discontinued operations:
   Basic                                                    $0.06                                            $0.06
                                                  ====================                             =====================
   Diluted                                                  $0.06                                            $0.06
                                                  ====================                             =====================
Net income per share to common stockholders:
   Basic                                                    $1.00                                            $1.09
                                                  ====================                             =====================
   Diluted                                                  $0.98                                            $1.06
                                                  ====================                             =====================
Weighted average number of shares of
  common stock outstanding (basic)                     17,455,799                                       17,455,799
                                                  ====================                             =====================
Weighted average number of shares of
  common stock outstanding (diluted)                   17,854,892                                       17,854,892
                                                  ====================                             =====================


        The accompanying notes are an integral part of these consolidated financial statements.

                          MISSION WEST PROPERTIES, INC.
                             NOTES TO THE PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Dollars in thousands)


The unaudited Pro Forma Condensed Consolidated Statements of Operations reflect the historical results of operations for Mission West Properties, Inc. for the quarter ended March 31, 2003 and for the year ended December 31, 2002 and the historical results of operations as reflected in the Historical Summary of Gross Income and Direct Operating Expenses (the "Statement") of the San Tomas Technology Park (the "Property"), assuming acquisition of the Property on January 1, 2002, as adjusted for base rent, interest expense and depreciation for the three months ended March 31, 2003 and for the year ended December 31, 2002.

(A) Rental revenues from real estate includes adjustments based on the pro forma acquisition date of January 1, 2002 are as follows:

                                                           Three months ended             Year ended
                                                             March 31, 2003           December 31, 2002
                                                         -----------------------    -----------------------
                                                                        (Dollars in thousands)

            Rental revenues from real estate                      $3,691                    $14,682
            Pro forma rental revenues adjustments                     43                        174
                                                         -----------------------    -----------------------
            Pro forma rental revenues from real estate            $3,734                    $14,856
                                                         =======================    =======================


     Rental revenue is recognized on the straight-line method of accounting required by accounting principles generally accepted in the United States of America under which contractual rent payment increases are recognized evenly over the lease term.

(B) Tenant reimbursements are based on the occupancy level of 90% as of December 31, 2002, multiplied by net operating expenses and real estate taxes, excluding bad debt expense.

(C) Comprises of direct operating expenses and $278 of bad debt expense, excluding professional fees.

(D) Reflects the pro forma depreciation expense for the Property. Depreciation for the Property is based on an allocation of the purchase price to land and building as estimated by the Company's management solely for the purpose of this pro forma. Depreciation expense is computed over an estimated useful life of 40 years for the buildings.

(E) Reflects the increase in interest expense as a result of financing the acquired Property. The adjustment relates to the new $80,000 mortgage note and borrowings under the Cupertino National Bank line of credit at an interest rate equal to LIBOR plus 200 basis points, which were approximately 3.33% and 3.76% for the three-month period ended March 31, 2003 and for the year ended December 31, 2002, respectively.

(F)  Reflects  an  adjustment  for  the  minority   interest  in  the  Operating
     Partnership's share of pro forma income before discontinued operations.

Exhibit 23.1

                       Consent of Independent Accountants


We consent to the incorporation by reference in the Registration Statement on Form S-8 No. 333-80369 of Mission West Properties, Inc. of our report dated June 16, 2003 with respect to the Historical Summary of Gross Income and Direct Operating Expenses of the San Tomas Technology Park for the year ended December 31, 2002, included in this Form 8K/A of Mission West Properties, Inc. dated as of April 9, 2003 filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP

                                                                   June 16, 2003